UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                (Amendment No. 2)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2005

                                  SECURAC CORP.
             (Exact name of registrant as specified in its charter)

            Nevada                     033-07456-LA              88-0210214
(State or other jurisdiction of    (Commission File No.)      (I.R.S. Employer
incorporation or organization)                               Identification No.)

2500, 520 - 5th Avenue S.W., Calgary, Alberta Canada                   T2P 3R7
     (Address of principal executive offices)                         (Zip Code)

                                 (403) 225-0403
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

As previously disclosed, effective January 6, 2005 we acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"). The transaction was effected pursuant to a share exchange agreement entered into on the same date by our company with the shareholders of RGI, as a result of which RGI is now a wholly-owned subsidiary of our company. The principal asset of RGI is a license to commercialize the application of corporate governance technology in North America.

Reference is made to the original filing of this Current Report on Form 8-K, as filed with the Securities Exchange Commission on January 19, 2005, for a more complete description of the acquisition.

On May 23, 2005, we filed an amendment to the Form 8-K, disclosing historical financial statements of the acquired business and pro forma financial statements of Securac Corp. reflecting the acquisition. The financial statements of the acquired business were not audited and omitted the 2003 year. This amendment is being filed to include required audited financial statements of RGI as well as pro forma financial information reflecting the acquisition.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

      (i) Audited financial statements of Risk Governance, Inc. as of and for the years ended December 31, 2003 and 2004; and

      (ii)  Notes to audited financial statements of Risk Governance, Inc.

      See pages F-1 through F-8, immediately following the signature page of this report.

(b)   Pro forma financial information.

      (i) Unaudited pro forma consolidated balance sheet for the year ended December 31, 2004;

      (ii) Unaudited pro forma consolidated statement of operations for the years ended December 31 2004;

      (iii) Summary of Assumptions and Disclosures for the year ended December 31, 2004;

      (iv) Unaudited pro forma consolidated balance sheet for the year ended December 31, 2003;

      (v) Unaudited pro forma consolidated statement of operations for the years ended December 31, 2003; and

      (vi) Summary of Assumptions and Disclosures for the year ended December 31, 2003.

      See pages F-9 through F-16, immediately following the signature page of this report.

(c)   Exhibits.

      The following exhibits are filed with this Registration Statement:

      --------------------------------------------------------------------------
      Exhibit No.       Description
      --------------------------------------------------------------------------
      23.1              Consent of Chisholm, Bierwolf & Nilson, LLC
      --------------------------------------------------------------------------

                                    SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this amendment to its Current Report on Form 8-K/A to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Securac Corp.
                                        (Registrant)

                                        By: /s/ Paul James Hookham
                                            ------------------------------------
                                            Paul James Hookham
                                            Chief Financial Officer,
                                            Treasurer and Secretary

Dated: October 27, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors
Risk Governance, Inc.
Calgary, Alberta, Canada

We have audited the accompanying balance sheet of Risk Governance, Inc. as of December 31, 2004 and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2004 and for the period from inception on July 14, 2003 through December 31, 2003 and for the year ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, audits of its internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Risk Governance, Inc. as of December 31, 2004 and the results of its operations and its cash flows for the year ending December 31, 2004 and for the period from inception on July 14, 2003 through December 31, 2003 and for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had recurring losses and has an accumulated deficit as of December 31, 2004. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Chisholm, Beirwolf & Nilson
-------------------------------
Chisholm, Bierwolf & Nilson, LLC
Bountiful, Utah
October 6, 2005

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                                  Balance Sheet

                                     ASSETS

                                                                December 31,
                                                                    2004
                                                                ------------
CURRENT ASSETS

     Cash and Cash equivalents                                  $        342
                                                                ------------

         Total Current Assets                                            342
                                                                ------------

             TOTAL ASSETS                                       $        342
                                                                ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

     Accounts payable                                           $      4,537
                                                                ------------

         Total Liabilities                                             4,537
                                                                ------------

STOCKHOLDERS' EQUITY

     Preferred stock; $0.001 par value, 1,000,000 shares
       authorized, none issued or outstanding                             --
     Common stock; $0.001 par value, 10,000,000 shares
      authorized, 3,028,675 shares issued and outstanding              3,029
     Additional paid-in capital                                       57,905
     Accumulated deficit                                             (65,129)
                                                                ------------

         Total Stockholders' Equity                                   (4,195)
                                                                ------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         $        342
                                                                ============

   The accompanying notes are an integral part of these financial statements.

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                            Statements of Operations

                                                                     From
                                                                  Inception on
                                                                  July 14, 2003
                                                 For the            Through
                                                Year Ended        December 31,
                                               December 31,      --------------
                                                   2004               2003
                                              --------------     --------------

REVENUES                                      $           --     $           --

OPERATING EXPENSES

     Professional fees                                 8,346             11,835
     Marketing                                         5,880              8,125
     Travel                                            5,316              8,115
     Research and development                         11,814              2,764
                                              --------------     --------------

         Total Operating Expenses                     31,356             30,839
                                              --------------     --------------

INCOME (LOSS) FROM OPERATIONS                        (31,356)           (30,839)
                                              --------------     --------------

OTHER INCOME (EXPENSE)

     Impairment of Licence Rights                         --             (2,934)
                                              --------------     --------------

         Total Other Income (Expense)                     --             (2,934)

INCOME (LOSS) BEFORE INCOME TAXES                    (31,356)           (33,773)
                                              --------------     --------------

INCOME TAX EXPENSE                                        --                 --
                                              --------------     --------------

NET INCOME (LOSS)                             $      (31,356)    $      (33,773)
                                              ==============     ==============

   The accompanying notes are an integral part of these financial statements.

                              RISK GOVERNANCE, INC.
                       Statements of Stockholders' Equity
     For the Period from Inception (July 14, 2003) through December 31, 2004

                                             Preferred Stock                Common Stock           Additional
                                       --------------------------    --------------------------      Paid-in      Accumulated
                                          Shares         Amount         Shares         Amount        Capital        Deficit
                                       -----------    -----------    -----------    -----------    -----------    -----------
Balance, July 14, 2003 (inception)              --    $        --             --    $        --    $        --    $        --

Common stock issued to the founders
 for technology license rights
 at $0.001 per share                            --             --      2,934,131          2,934             --             --

Common stock issued for cash
 at $0.61 per share                             --             --         94,544             95         57,905             --

Net loss from inception on July 14,
 2003 through December 31, 2003                 --             --             --             --             --        (33,773)
                                       -----------    -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2003                      --             --      3,028,675          3,029         57,905        (33,773)

Net loss for the year ended
 December 31, 2004                              --             --             --             --             --        (31,356)
                                       -----------    -----------    -----------    -----------    -----------    -----------

Balance, December 31, 2004                      --    $        --      3,028,675    $     3,029    $    57,905    $   (65,129)
                                       ===========    ===========    ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 2004 and 2003

NOTE 1 -    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Organization and Description of Business

            The financial statements presented are those of Risk Governance, Inc. (the "Company"). The Company was incorporated in the State of Delaware on July 14, 2003.

            Effective October 11, 2003 and through the issuance to the founders of the Company of 2,934,131 shares of common stock, the Company acquired a license to certain corporate governance software technology owned and developed by Risk Governance Ltd., a United Kingdom company under common ownership with the Company prior to the acquisition ("RGL"). The license gives the Company the right to commercialize applications of the software technology on an exclusive basis in North America in exchange for royalty payments to RGL. The 2,934,131 shares of common stock were issued at the par value of the shares ($0.001 per share) for a total initial value of $2,934. The Company recorded an impairment loss totaling $2,934 for the period ended December 31, 2003 related to this technology since the future value of the technology could not be determined.

            Also on October 11, 2003, the Company issued a total of 94,544 additional shares of common stock valued at $0.61 per share for cash proceeds of $58,000.

            Significant Accounting Policies

            A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements are as follows:

            a. Accounting Method

            The Company's financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

            b. Use of Estimates

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

            c. Cash and Cash Equivalents

            The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 2004 and 2003

NOTE 1 -    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            (Continued)

            d. Basic Loss Per Common Share

            The computation of basic net loss per common share is based on the weighted average number of shares outstanding as follows:

                                                          December 31,
                                                 ---------------------------
                                                    2004            2003
                                                 -----------     -----------

            Net loss - (numerator)               $   (31,356)    $   (33,773)
            Weighted average number of shares
             outstanding - (denominator)           3,028,675       1,443,075
                                                 -----------     -----------

            Basic Loss per Common Share          $     (0.01)    $     (0.02)
                                                 ===========     ===========

            e. Income Taxes

            The Company has been taxed under provisions for a C Corporation where deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

            At December 31, 2004, the Company had U.S. net operating loss carryforwards of approximately $65,000 that may be offset against future taxable income from the year 2005 through 2024. No tax benefit has been reported in the December 31, 2004 financial statements since the potential tax benefit is offset by a valuation allowance of the same amount.

            Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to use in the future years.

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 2004 and 2003

NOTE 1 -    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            (Continued)

            f. Impairment of Long-Lived Assets

            In accordance with Financial Accounting Standards Board Statement No. 121, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. The Company recorded an impairment loss of $2,934 for the period ended December 31, 2003 related to the acquired technology rights.

            g. Research and Development Costs

            Research costs are expensed as incurred. Development costs are also generally expensed as incurred unless such costs meet the criteria necessary for deferral and amortization. To qualify for deferral, the costs must relate to a technically feasible, identifiable product that the Company intends to produce and market, there must be a clearly defined market for the product and Company must have the resources, or access to the resources, necessary to complete the development. The Company has not deferred any development costs to date.

            h. Newly Adopted Pronouncements

            On December 16, 2004, the FASB issued SFAS No. 123(R), Share-Based Payment , which is an amendment to SFAS No. 123, Accounting for Stock-Based Compensation. This new standard eliminates the ability to account for share-based compensation transactions using Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and generally requires such transactions to be accounted for using a fair-value-based method and the resulting cost recognized in our financial statements. This new standard is effective for awards that are granted, modified or settled in cash in interim and annual periods beginning after June 15, 2005. In addition, this new standard will apply to unvested options granted prior to the effective date. The Company will adopt this new standard effective for the fourth fiscal quarter of 2005, and has not yet determined what impact this standard will have on its financial position or results of operations.

            In November 2004, the FASB issued SFAS No. 151, Inventory Costs -- an amendment of ARB No. 43, Chapter 4. This Statement amends the guidance in ARB No. 43, Chapter 4, "Inventory Pricing," to clarify the accounting for abnormal amounts of idle facility expense, freight, handling costs, and wasted material (spoilage). Paragraph 5 of ARB 43, Chapter 4, previously stated that ". . . under some circumstances, items such as idle facility expense, excessive spoilage, double freight, and rehandling costs may be so abnormal as to require treatment as current period charges. . . ." This
            Statement requires that those items be recognized as current-period charges regardless of whether they meet the criterion of "so abnormal." This statement is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Management does not believe the adoption of this Statement will have any immediate material impact on the Company.

                              RISK GOVERNANCE, INC.
                          (A Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 2004 and 2003

NOTE 1 -    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
            (Continued)

            h. Newly Adopted Pronouncements (Continued)

            In December 2004, the FASB issued SFAS No. 152, Accounting for Real Estate Time-sharing Transactions, which amends FASB statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Management believes the adoption of this Statement will have no impact on the financial statements of the Company.

            In December 2004, the FASB issued SFAS No.153, Exchange of Nonmonetary Assets . This Statement addresses the measurement of exchanges of nonmonetary assets. The guidance in APB Opinion No. 29, Accounting for Nonmonetary Transactions, is based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. The guidance in that Opinion, however, included certain exceptions to that principle. This Statement amends Opinion 29 to eliminate the exception for nonmonetary exchanges of similar productive assets and replaces it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges incurred during fiscal years beginning after the date of this statement is issued. Management does not believe the adoption of this Statement will have any impact on the Company.

            The implementation of the provisions of these pronouncements is not expected to have a significant effect on the Company's financial statement presentation.

NOTE 2 -    GOING CONCERN

            The Company has had recurring operating losses, has had limited operations, has an accumulated deficit, and is dependent upon additional financing to continue operations. These factors indicate that the Company may be unable to continue in existence. These financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue its existence. These financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is the intent of management to find additional capital funding and increase revenues and reduce costs to sustain its operations.

NOTE 3 -    SUBSEQUENT EVENTS

            Subsequent to December 31, 2004, 100% of the Company's outstanding stock was acquired by Securac Corp. in exchange for 2,295,444 shares of Securac Corp. common stock. RGI became a wholly owned subsidiary of Securac Corp.

                         SECURAC CORP. AND SUBSIDIARIES
                        Combined Pro Forma Balance Sheet
                                December 31, 2004
                         (Expressed in Canadian Dollars)

                                     ASSETS

                                              Securac            Risk
                                                Corp.          Governance        Pro Forma
                                              (Parent)            Inc.          Adjustments
                                            December 31,      December 31,        Increase         Pro Forma
                                                2004              2004           (Decrease)         Combined
                                           --------------    --------------    --------------    --------------
                                                                                                   (Unaudited)
CURRENT ASSETS

     Cash and cash equivalents             $      254,860    $          412    $           --    $      255,272
     Accounts receivable, net                     332,006                --                --           332,006
     Advances and other receivables                56,385                --                --            56,385
     Prepaid expenses and deposits                 25,216                --                --            25,216
                                           --------------    --------------    --------------    --------------

         Total Current Assets                     668,467               412                --           668,879
                                           --------------    --------------    --------------    --------------

PROPERTY AND EQUIPMENT, Net                        51,096                --                --            51,096
                                           --------------    --------------    --------------    --------------

OTHER ASSETS

     Intellectual property                             --                --         2,839,694         2,839,694
     Goodwill                                      91,000                --                --            91,000
                                           --------------    --------------    --------------    --------------

         Total Other Assets                        91,000                --         2,839,694         2,930,694
                                           --------------    --------------    --------------    --------------

            TOTAL ASSETS                   $      810,563    $          412    $    2,839,694    $    3,650,669
                                           ==============    ==============    ==============    ==============

                         SECURAC CORP. AND SUBSIDIARIES
                  Combined Pro Forma Balance Sheet (Continued)
                                December 31, 2004
                         (Expressed in Canadian Dollars)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                             Securac             Risk
                                                               Corp.           Governance        Pro Forma
                                                             (Parent)             Inc.          Adjustments
                                                            December 31,      December 31,        Increase        Pro Forma
                                                                2004              2004           (Decrease)        Combined
                                                            ------------      ------------      ------------     ------------
                                                                                                                  (Unaudited)
CURRENT LIABILITIES

     Accounts payable                                       $    561,646      $      5,466      $         --     $    567,112
     Accrued liabilities                                         122,315                --                --          122,315
     Deferred revenue                                             34,657                --                --           34,657
     Current portion of obligation under capital lease             5,088                --                --            5,088
     Due to related company                                      200,022                --                --          200,022
     Note payable                                                280,596                --                --          280,596
                                                            ------------      ------------      ------------     ------------

         Total Current Liabilities                             1,204,324             5,466                --        1,209,790
                                                            ------------      ------------      ------------     ------------

LONG-TERM LIABILITIES

     Obligation under capital lease                                6,379                --                --            6,379
                                                            ------------      ------------      ------------     ------------

         Total Long-Term Liabilities                               6,379                --                --            6,379
                                                            ------------      ------------      ------------     ------------

         Total Liabilities                                     1,210,703             5,466                --        1,216,169
                                                            ------------      ------------      ------------     ------------

STOCKHOLDERS' EQUITY (DEFICIT)

     Common stock; $0.01 USD par value (average of
      $0.015 CDN par value), 200,000,000 shares
      authorized, 43,546,990 and 45,842,434 shares
      issued and outstanding                                     658,478             3,645            24,752          686,875
     Additional paid-in capital                                4,911,558            69,683         2,736,560        7,717,801
     Stock subscription receivable                              (617,708)               --                --         (617,708)
     Other comprehensive loss (Note 9)                           (59,470)               --                --          (59,470)
     Accumulated deficit                                      (5,292,998)          (78,382)           78,382       (5,292,998)
                                                            ------------      ------------      ------------     ------------

         Total Stockholders' Equity (Deficit)                   (400,140)           (5,054)        2,839,694        2,434,500
                                                            ------------      ------------      ------------     ------------

            TOTAL LIABILITIES AND STOCKHOLDERS'
             EQUITY (DEFICIT)                               $    810,563      $        412      $  2,839,694     $  3,650,669
                                                            ============      ============      ============     ============

                         SECURAC CORP. AND SUBSIDIARIES
                   Combined Pro Forma Statements of Operations
                         (Expressed in Canadian Dollars)

                                                     Securac           Risk
                                                       Corp.        Governance
                                                     (Parent)           Inc.
                                                      For the         For the         Pro Forma
                                                    Year Ended       Year Ended      Adjustments
                                                   December 31,     December 31,       Increase       Pro Forma
                                                       2004             2004          (Decrease)       Combined
                                                   ------------     ------------     ------------    ------------
                                                                                                      (Unaudited)
REVENUES
     License fees                                  $    145,278     $         --     $         --    $    145,278
     Contract services                                  579,994               --               --         579,994
                                                   ------------     ------------     ------------    ------------

         Total Revenues                                 725,272               --               --         725,272

COST OF SALES                                           209,392               --               --         209,392
                                                   ------------     ------------     ------------    ------------

GROSS MARGIN                                            515,880               --               --         515,880
                                                   ------------     ------------     ------------    ------------

OPERATING EXPENSES

     Depreciation and amortization                       26,093               --               --          26,093
     General and administrative                         285,111           10,481               --         295,592
     Investor relations                                      --               --               --              --
     Payroll                                          1,029,060               --               --       1,029,060
     Professional fees                                1,159,009            7,384               --       1,166,393
     Research and development                           795,302           14,217               --         809,519
     Sales and marketing                                495,578            7,076               --         502,654
                                                   ------------     ------------     ------------    ------------

         Total Operating Expenses                     3,790,153           39,158               --       3,829,311
                                                   ------------     ------------     ------------    ------------

LOSS FROM OPERATIONS                                 (3,274,273)         (39,158)              --      (3,313,431)
                                                   ------------     ------------     ------------    ------------

OTHER INCOME (EXPENSE)

     Interest income                                         --               --               --              --
     Interest expense                                   (10,296)              --               --         (10,296)
     Realized loss on foreign currency exchange              --               --               --              --
     Other income (expense)                                (173)              --               --            (173)
     Loss on disposal of assets                              --               --               --              --
                                                   ------------     ------------     ------------    ------------

         Total Other Income (Expense)                   (10,469)              --               --         (10,469)
                                                   ------------     ------------     ------------    ------------

NET LOSS                                           $ (3,284,742)    $    (39,158)    $         --    $ (3,323,900)
                                                   ============     ============     ============    ============

BASIC LOSS PER COMMON SHARE (Note 1)               $      (0.09)             N/A                     $      (0.09)
                                                   ============     ============                     ============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                  36,571,730              N/A                       36,571,730
                                                   ============     ============                     ============

                          SECURAC CORP. AND SUBSIDIARY
                     Summary of Assumptions and Disclosures
                                December 31, 2004

NOTE 1 -    BASIS OF FINANCIAL STATEMENT PRESENTATION

            The unaudited pro forma combined financial statements give effect to the acquisition of Risk Governance, Inc. by Securac Corp. effective January 6, 2005. The unaudited pro forma combined financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of Securac Corp. for the year ended December 31, 2004 as if the acquisition had occurred on January 1, 2004. The unaudited proforma combined statement of operations for the year ended December 31, 2004 is based on the audited financial statements of Securac Corp. for the year ended December 31, 2004 and the audited financial statements of Risk Governance, Inc. for the year ended December 31, 2004.

            The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been realized for the period presented, nor do they purport to project the results of operations for any future periods. The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of Securac Corp. as of and for the year ended December 31, 2004.

NOTE 2 -    ASSUMPTIONS AND ADJUSTMENTS

            On January 6, 2005, Securac Corp. acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"), in exchange for 2,295,444 shares of common stock of Securac Corp. valued at $2,839,694, or $1.24 per share. The transaction was effected pursuant to a share purchase agreement entered into on the same date by Securac Corp. with the shareholders of RGI. As a result of the acquisition, RGI is now a wholly-owned subsidiary of Securac Corp. As part of this transaction, Securac Corp. recorded intellectual property of $2,839,694, as described in the next paragraph.

            The principal asset acquired through the acquisition of RGI is a license to certain corporate governance software technology owned and developed by Risk Governance Ltd., a United Kingdom company under common ownership with RGI prior to the acquisition ("RGL"). The license gives RGI the right to commercialize applications of the software technology on an exclusive basis in North America in exchange for royalty payments to RGL. Contemporaneous with and as a condition to the acquisition of RGI, Securac Holdings Inc., a private Alberta corporation ("Holdings") of which Securac Corp. licenses its Acertus(TM) software technology from its wholly-owned subsidiary, Securac Technologies, Inc., acquired all of the outstanding stock of RGL in exchange for an equity interest in Holdings. Holdings is controlled and substantially owned by three members of Securac Corp.

                         SECURAC CORP. AND SUBSIDIARIES
                             (Formerly Securac Inc.)
                        Combined Pro Forma Balance Sheet
                                December 31, 2003
                         (Expressed in Canadian Dollars)

                                     ASSETS

                                          Securac          Risk
                                           Corp.         Governance      Pro Forma
                                          (Parent)          Inc.        Adjustments
                                        December 31,    December 31,      Increase       Pro Forma
                                            2003            2003         (Decrease)       Combined
                                        ------------    ------------    ------------    ------------
                                                         (Unaudited)                     (Unaudited)
CURRENT ASSETS

     Cash and cash equivalents          $     34,678    $     38,107    $         --    $     72,785
     Accounts receivable, net                103,617              --              --         103,617
     Prepaid expenses and deposits            63,692              --              --          63,692
                                        ------------    ------------    ------------    ------------

         Total Current Assets                201,987          38,107              --         240,094
                                        ------------    ------------    ------------    ------------

PROPERTY AND EQUIPMENT, Net                   11,705              --              --          11,705
                                        ------------    ------------    ------------    ------------

OTHER ASSETS

     Intellectual property                        --              --       2,839,694       2,839,694
     Other intangibles                        13,066              --              --          13,066
                                        ------------    ------------    ------------    ------------

         Total Other Assets                   13,066              --       2,839,694       2,852,760
                                        ------------    ------------    ------------    ------------

            TOTAL ASSETS                $    226,758    $     38,107    $  2,839,694    $  3,104,559
                                        ============    ============    ============    ============

                         SECURAC CORP. AND SUBSIDIARIES
                             (Formerly Securac Inc.)
                  Combined Pro Forma Balance Sheet (Continued)
                                December 31, 2003
                         (Expressed in Canadian Dollars)

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                              Securac            Risk
                                                               Corp.           Governance        Pro Forma
                                                              (Parent)            Inc.          Adjustments
                                                            December 31,      December 31,        Increase        Pro Forma
                                                                2003              2003           (Decrease)        Combined
                                                            ------------      ------------      ------------     ------------
                                                                               (Unaudited)                        (Unaudited)
CURRENT LIABILITIES

     Accounts payable and accrued liabilities               $    295,765      $      3,007      $         --     $    298,772
     Deferred revenue                                              6,000                --                --            6,000
     Current portion of obligation under capital lease             5,220                --                --            5,220
     Note payable                                                227,852                --                --          227,852
                                                            ------------      ------------      ------------     ------------

         Total Current Liabilities                               534,837             3,007                --          537,844
                                                            ------------      ------------      ------------     ------------

LONG-TERM LIABILITIES

     Advances from shareholders                                  206,990                --                --          206,990
     Obligation under capital lease                                6,045                --                --            6,045
                                                            ------------      ------------      ------------     ------------

         Total Long-Term Liabilities                             213,035                --                --          213,035
                                                            ------------      ------------      ------------     ------------

         Total Liabilities                                       747,872             3,007                --          750,879
                                                            ------------      ------------      ------------     ------------

STOCKHOLDERS' EQUITY (DEFICIT)

     Common stock; $0.01 USD par value (average
      of $0.015 CDN par value), 200,000,000
      shares authorized, 10,609,589 and 12,905,033
      shares issued and outstanding                              872,844             3,914            24,483          901,241
     Additional paid-in capital                                       --            74,831         2,771,566        2,846,397
     Accumulated deficit                                      (1,393,958)          (43,645)           43,645       (1,393,958)
                                                            ------------      ------------      ------------     ------------

         Total Stockholders' Equity (Deficit)                   (521,114)           38,107         2,839,694        2,353,680
                                                            ------------      ------------      ------------     ------------

            TOTAL LIABILITIES AND STOCKHOLDERS'
             EQUITY (DEFICIT)                               $    226,758      $     38,107      $  2,839,694     $  3,104,559
                                                            ============      ============      ============     ============

                         SECURAC CORP. AND SUBSIDIARIES
                             (Formerly Securac Inc.)
                   Combined Pro Forma Statements of Operations
                         (Expressed in Canadian Dollars)

                                                     Securac            Risk
                                                       Corp.         Governance
                                                     (Parent)           Inc.
                                                      For the          For the        Pro Forma
                                                    Year Ended       Year Ended      Adjustments
                                                   December 31,     December 31,       Increase       Pro Forma
                                                       2003             2003          (Decrease)       Combined
                                                   ------------     ------------     ------------    ------------
                                                                     (Unaudited)                      (Unaudited)
REVENUES                                           $    527,096                                      $    527,096

COST OF SALES                                           387,866               --               --         387,866
                                                   ------------     ------------     ------------    ------------

GROSS MARGIN                                            139,230               --               --         139,230
                                                   ------------     ------------     ------------    ------------

OPERATING EXPENSES

     Depreciation and amortization                       15,989               --               --          15,989
     Legal and accounting                                    --           15,294               --          15,294
     Travel                                                  --           10,487               --          10,487
     General and administrative                         561,576            3,572               --         565,148
     Investor relations                                 107,832               --               --         107,832
     Research and development                           391,197               --               --         391,197
     Sales and marketing                                312,033           10,500               --         322,533
                                                   ------------     ------------     ------------    ------------

         Total Operating Expenses                     1,388,627           39,853               --       1,428,480
                                                   ------------     ------------     ------------    ------------

LOSS FROM OPERATIONS                                 (1,249,397)         (39,853)              --      (1,289,250)
                                                   ------------     ------------     ------------    ------------

OTHER INCOME (EXPENSE)

     Interest income                                        477               --               --             477
     Interest expense                                    (1,785)              --               --          (1,785)
     Realized loss on foreign currency exchange         (13,867)              --               --         (13,867)
     Impairment loss                                         --           (3,792)              --          (3,792)
     Loss on disposal of assets                            (158)              --               --            (158)
                                                   ------------     ------------     ------------    ------------

         Total Other Income (Expense)                   (15,333)          (3,792)              --         (19,125)
                                                   ------------     ------------     ------------    ------------

NET LOSS                                           $ (1,264,730)    $    (43,645)    $         --    $ (1,308,375)
                                                   ============     ============     ============    ============

BASIC LOSS PER COMMON SHARE (Note 1)               $      (0.12)             N/A                     $      (0.10)
                                                   ============     ============                     ============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                  10,609,589              N/A                       12,905,033
                                                   ============     ============                     ============

                          SECURAC CORP. AND SUBSIDIARY
                             (Formerly Securac Inc.)
                     Summary of Assumptions and Disclosures
                                December 31, 2003

NOTE 1 -    BASIS OF FINANCIAL STATEMENT PRESENTATION

            The unaudited pro forma combined financial statements give effect to the acquisition of Risk Governance, Inc. by Securac Corp. (formerly Securac Inc.) effective January 6, 2005. The unaudited pro forma combined financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of Securac Corp. for the year ended December 31, 2003 as if the acquisition had occurred on January 1, 2003. The unaudited proforma combined statement of operations for the year ended December 31, 2003 is based on the audited financial statements of Securac Corp. for the year ended December 31, 2003 and the unaudited financial statements of Risk Governance, Inc. for the year ended December 31, 2003.

            The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been realized for the period presented, nor do they purport to project the results of operations for any future periods. The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of Securac Corp. as of and for the year ended December 31, 2004.

NOTE 2 -    ASSUMPTIONS AND ADJUSTMENTS

            On January 6, 2005, Securac Corp. acquired all of the outstanding stock of Risk Governance, Inc., a private Delaware corporation ("RGI"), in exchange for 2,295,444 shares of common stock of Securac Corp. valued at $2,839,694, or $1.24 per share. The transaction was effected pursuant to a share purchase agreement entered into on the same date by Securac Corp. with the shareholders of RGI. As a result of the acquisition, RGI is now a wholly-owned subsidiary of Securac Corp. As part of this transaction, Securac Corp. recorded intellectual property of $2,839,694, as described in the next paragraph.

            The principal asset acquired through the acquisition of RGI is a license to certain corporate governance software technology owned and developed by Risk Governance Ltd., a United Kingdom company under common ownership with RGI prior to the acquisition ("RGL"). The license gives RGI the right to commercialize applications of the software technology on an exclusive basis in North America in exchange for royalty payments to RGL. Contemporaneous with and as a condition to the acquisition of RGI, Securac Holdings Inc., a private Alberta corporation ("Holdings") of which Securac Corp. licenses its Acertus(TM) software technology from its wholly-owned subsidiary, Securac Technologies, Inc., acquired all of the outstanding stock of RGL in exchange for an equity interest in Holdings. Holdings is controlled and substantially owned by three members of Securac Corp.